                                                                EXHIBIT 4-1-1(a)

This instrument was prepared by,
and when recorded should be
returned to:

Richard W. Astle
Sidley Austin Brown & Wood
Bank One Plaza
10 South Dearborn Street
Chicago, Illinois 60603







                             SUPPLEMENTAL INDENTURE

                            Dated as of May 20, 2002

                           COMMONWEALTH EDISON COMPANY

                                       to

                            BNY MIDWEST TRUST COMPANY

                                       and

                                  D.G. DONOVAN

                   Trustees Under Mortgage Dated July 1, 1923,

                                   and Certain

                         Indentures Supplemental Thereto

                            Providing for Issuance of

               FIRST MORTGAGE BONDS, POLLUTION CONTROL SERIES 2002
                               Due April 15, 2013

         THIS SUPPLEMENTAL INDENTURE, dated as of May 20, 2002, between COMMONWEALTH EDISON COMPANY, a corporation organized and existing under the laws of the State of Illinois (hereinafter called the "Company") having an address at 10 South Dearborn Street, 37th floor, Chicago, Illinois 60603, party of the first part, BNY MIDWEST TRUST COMPANY, a trust company organized and existing under the laws of the State of Illinois having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, and D.G. DONOVAN, an individual having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, as Trustee and Co-Trustee, respectively, under the Mortgage of the Company dated July 1, 1923, as amended and supplemented by Supplemental Indenture dated August 1, 1944 and the subsequent supplemental indentures hereinafter mentioned, parties of the second part (said Trustee being hereinafter called the "Trustee", the Trustee and said Co-Trustee being hereinafter together called the "Trustees", and said Mortgage dated July 1, 1923, as amended and supplemented by said Supplemental Indenture dated August 1, 1944 and subsequent supplemental indentures, being hereinafter called the "Mortgage"),


                              W I T N E S S E T H:

         WHEREAS, the Company duly executed and delivered the Mortgage to provide for the issue of, and to secure, its bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage; and

         WHEREAS, the Company from time to time has executed and delivered supplemental indentures to the Mortgage to provide for (i) the creation of additional series of bonds secured by the Mortgage, (ii) the amendment of certain of the terms and provisions of the Mortgage and (iii) the confirmation of the lien of the Mortgage upon property of the Company, such supplemental indentures that are currently effective and the respective dates, parties thereto and purposes thereof, being as follows:

SUPPLEMENTAL
INDENTURE DATE             PARTIES                                              PROVIDING FOR
August 1, 1944             Company to Continental Illinois National Bank        Amendment and restatement of
                           and Trust Company of Chicago and Edmond B.           Mortgage dated July 1, 1923
                           Stofft, as Trustee and Co-Trustee

August 1, 1946             Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Edmond B.
                           Stofft, as Trustee and Co-Trustee

April 1, 1953              Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Edmond B.
                           Stofft, as Trustee and Co-Trustee

March 31, 1967             Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Edward J.
                           Friedrich, as Trustee and Co-Trustee

April 1, 1967              Company to Continental Illinois National Bank        Amendment of Sections 3.01, 3.02,
                           and Trust Company of Chicago and Edward J.           3.05 and 3.14 of the Mortgage and
                           Friedrich, as Trustee and Co-Trustee                 issuance of First Mortgage 5-3/8%
                                                                                Bonds, Series Y

SUPPLEMENTAL
INDENTURE DATE             PARTIES                                              PROVIDING FOR
February 28, 1969          Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

May 29, 1970               Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

June 1, 1971               Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

April 1, 1972              Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

May 31, 1972               Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

June 15, 1973              Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

May 31, 1974               Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

June 13, 1975              Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

May 28, 1976               Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

June 3, 1977               Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

May 17, 1978               Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

August 31, 1978            Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

June 18, 1979              Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

June 20, 1980              Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

April 16, 1981             Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

SUPPLEMENTAL
INDENTURE DATE             PARTIES                                              PROVIDING FOR
April 30, 1982             Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

April 15, 1983             Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

April 13, 1984             Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

April 15, 1985             Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

April 15, 1986             Company to Continental Illinois National Bank        Confirmation of mortgage lien
                           and Trust Company of Chicago and M.J. Kruger,
                           as Trustee and Co-Trustee

June 15, 1990              Company to Continental Bank, National                Issuance of First Mortgage 9-7/8%
                           Association and M.J. Kruger, as Trustee and          Bonds, Series 75
                           Co-Trustee

June 1, 1991               Company to Continental Bank, National                Issuance of First Mortgage Bonds,
                           Association and M.J. Kruger, as Trustee and          Pollution Control Series 1991
                           Co-Trustee

October 1, 1991            Company to Continental Bank, National                Issuance of First Mortgage 8-1/4%
                           Association and M.J. Kruger, as Trustee and          Bonds, Series 76 and First
                           Co-Trustee                                           Mortgage 8-7/8% Bonds, Series 77

October 15, 1991           Company to Continental Bank, National                Issuance of First Mortgage 8-3/8%
                           Association and M.J. Kruger, as Trustee and          Bonds, Series 78 and First
                           Co-Trustee                                           Mortgage 9-1/8% Bonds, Series 79

February 1, 1992           Company to Continental Bank, National                Issuance of First Mortgage 7%
                           Association and M.J. Kruger, as Trustee and          Bonds, Series 80 and First
                           Co-Trustee                                           Mortgage 8-5/8% Bonds, Series 81

May 15, 1992               Company to Continental Bank, National                Issuance of First Mortgage 6-1/8%
                           Association and M.J. Kruger, as Trustee and          Bonds, Series 82 and First
                           Co-Trustee                                           Mortgage 8% Bonds, Series 83

July 15, 1992              Company to Continental Bank, National                Issuance of First Mortgage 8-1/2%
                           Association and M.J. Kruger, as Trustee and          Bonds, Series 84
                           Co-Trustee

September 15, 1992         Company to Continental Bank, National                Issuance of First Mortgage 7-3/8%
                           Association and M.J. Kruger, as Trustee and          Bonds, Series 85 and First
                           Co-Trustee                                           Mortgage 8-3/8% Bonds, Series 86

February 1, 1993           Company to Continental Bank, National                Issuance of First Mortgage 8-3/8%
                           Association and M.J. Kruger, as Trustee and          Bonds, Series 88
                           Co-Trustee

SUPPLEMENTAL
INDENTURE DATE             PARTIES                                              PROVIDING FOR
April 1, 1993              Company to Continental Bank, National                Issuance of First Mortgage 6-1/2%
                           Association and M.J. Kruger, as Trustee and          Bonds, Series 90 and First
                           Co-Trustee                                           Mortgage 8% Bonds, Series 91

April 15, 1993             Company to Continental Bank, National                Issuance of First Mortgage 7-5/8%
                           Association and M.J. Kruger, as Trustee and          Bonds, Series 92
                           Co-Trustee

June 15, 1993              Company to Continental Bank, National                Issuance of First Mortgage 7%
                           Association and M.J. Kruger, as Trustee and          Bonds, Series 93 and First
                           Co-Trustee                                           Mortgage 7-1/2% Bonds, Series 94

July 15, 1993              Company to Continental Bank, National                Issuance of First Mortgage 6-5/8%
                           Association and M.J. Kruger, as Trustee and          Bonds, Series 96 and First
                           Co-Trustee                                           Mortgage 7-3/4% Bonds, Series 97

January 15, 1994           Company to Continental Bank, National                Issuance of First Mortgage Bonds,
                           Association and M.J. Kruger, as Trustee and          Pollution Control Series 1994A,
                           Co-Trustee                                           1994B and 1994C

December 1, 1994           Company to Bank of America Illinois and              Issuance of First Mortgage Bonds,
                           Robert J. Donahue, as Trustee and Co-Trustee         Pollution Control Series 1994D

June 1, 1996               Company to Harris Trust and Savings Bank and         Issuance of First Mortgage Bonds,
                           D.G. Donovan, as Trustee and Co-Trustee              Pollution Control Series 1996A and
                                                                                1996B

March 1, 2002              Company to BNY Midwest Trust Company and D.G.        Issuance of First Mortgage 6.15%
                           Donovan, as Trustee and Co-Trustee                   Bonds, Series 98

         WHEREAS, the respective designations, maturity dates and principal amounts of the bonds of each series presently outstanding under, and secured by, the Mortgage and the several supplemental indentures above referred to, are as follows:

          DESIGNATION                                       MATURITY DATE       PRINCIPAL AMOUNT
First Mortgage 9-7/8% Bonds, Series 75                   June 15, 2020          $    54,171,000

First Mortgage 8-1/4% Bonds, Series 76                   October 1, 2006            100,000,000

First Mortgage 8-3/8% Bonds, Series 78                   October 15, 2006           125,000,000

First Mortgage 8% Bonds, Series 83                       May 15, 2008               140,000,000

First Mortgage 8-1/2% Bonds, Series 84                   July 15, 2022              200,000,000

First Mortgage 7-3/8% Bonds, Series 85                   September 15, 2002         200,000,000

First Mortgage 8-3/8% Bonds, Series 86                   September 15, 2022         200,000,000

First Mortgage 8-3/8% Bonds, Series 88                   February 15, 2023          235,950,000

First Mortgage 8% Bonds, Series 91                       April 15, 2023             160,000,000

First Mortgage 7-5/8% Bonds, Series 92                   April 15, 2013             218,500,000

          DESIGNATION                                       MATURITY DATE       PRINCIPAL AMOUNT
First Mortgage 7% Bonds, Series 93                       July 1, 2005               225,000,000

First Mortgage 7-1/2% Bonds, Series 94                   July 1, 2013               147,000,000

First Mortgage 6-5/8% Bonds, Series 96                   July 15, 2003              100,000,000

First Mortgage 7-3/4% Bonds, Series 97                   July 15, 2023              150,000,000

First Mortgage 7.25% Bonds, Pollution Control Series     June 1, 2011               100,000,000
1991

First Mortgage 5.3% Bonds, Pollution Control Series      January 15, 2004            26,000,000
1994A

First Mortgage 5.7% Bonds, Pollution Control Series      January 15, 2009            20,000,000
1994B

First Mortgage 5.85% Bonds, Pollution Control Series     January 15, 2014            20,000,000
1994C

First Mortgage 5.3% Bonds, Pollution Control Series      March 1, 2015               91,000,000
1994D

First Mortgage 4.4% Bonds, Pollution Control Series      December 1, 2006           110,000,000
1996A

First Mortgage 4.4% Bonds, Pollution Control Series      December 1, 2006            89,400,000
1996B

First Mortgage 6.15% Bonds, Series 98                    March 15, 2012             400,000,000
                                                                                ---------------

                                                         Total                  $ 3,112,021,000
                                                                                ===============

         WHEREAS, the Mortgage provides for the issuance from time to time thereunder, in series, of bonds of the Company forthe purposes and subject to the limitations therein specified; and

         WHEREAS, the Company desires, by this Supplemental Indenture, to create an additional series of bonds to be issuable under the Mortgage, such bonds to be designated "First Mortgage Bonds, Pollution Control Series 2002" (hereinafter called the "bonds of Series 2002") and the terms and provisions to be contained in the bonds of Series 2002 or to be otherwise applicable thereto to be as set forth in this Supplemental Indenture; and

         WHEREAS, the bonds of Series 2002 and the Trustee's certificate to be endorsed thereon shall be substantially in the forms included in Exhibit A hereto; and

         WHEREAS, the Company is legally empowered and has been duly authorized by the necessary corporate action and by order of the Illinois Commerce Commission to make, execute and deliver this Supplemental Indenture, and to create, as an additional series of bonds of the Company, the bonds of Series 2002, and all acts and things whatsoever necessary to make this Supplemental Indenture, when executed and delivered by the Company and the Trustees, a valid, binding and legal instrument, and to make the bonds of Series 2002, when authenticated by the Trustee and issued as provided in the Mortgage and in this Supplemental Indenture, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Mortgage, as amended and supplemented, have been done and performed;

         NOW, THEREFORE, in consideration of the premises and of the sum of one dollar duly paid by the Trustees to the Company, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

         SECTION 1.01. Terms of the Mortgage. The terms used in this Supplemental Indenture which are defined in the Mortgage, unless otherwise specified herein, are used herein with the same meanings as in the Mortgage.

         SECTION 1.02. Definitions of New Terms. The following terms shall have the following meanings in this Supplemental Indenture:

         "IDFA" shall mean the Illinois Development Finance Authority, a political subdivision and body politic and corporate duly organized and validly existing under and by virtue of the laws of the State of Illinois.

         "IDFA Bonds" shall mean those certain Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2002 issued in the original aggregate principal amount of $100,000,000 under and pursuant to the terms of the IDFA Indenture.

         "IDFA Indenture" shall mean that certain Indenture of Trust dated as of June 1, 2002, between IDFA, as issuer, and Bank One, National Association, as trustee.

         SECTION 1.03. Rules of Construction. All references to any agreement refer to such agreement as modified, varied, or amended from time to time by the parties thereto (including any permitted successors or assigns) in accordance with its terms.

                                   ARTICLE II

         SECTION 2.01. Designation and Issuance of Bonds. (a) The bonds of Series 2002 shall, as hereinbefore recited, be designated as the Company's "First Mortgage Bonds, Pollution Control Series 2002."

         (b) Subject to the provisions of the Mortgage, the bonds of Series 2002 shall be issuable without limitation as to the aggregate principal amount thereof.

         SECTION 2.02. Form, Date, Maturity Date, Interest Rate and Interest Payment Dates of Bonds. (a) The definitive bonds of Series 2002 shall be in engraved, lithographed, printed or type-written form and shall be registered bonds without coupons, and such bonds and the Trustee's certificate to be endorsed thereon shall be substantially in the forms included in

Exhibit A hereto. The bonds of Series 2002 shall be dated as provided in Section
3.01 of the Mortgage, as amended by Supplemental Indenture dated April 1, 1967. All bonds of Series 2002 shall mature on April 15, 2013.

         (b) The bonds of Series 2002 shall bear interest on each day that they are outstanding at a rate per annum which is equal to the weighted-average interest rate borne on the IDFA Bonds outstanding on such date; provided, however, such interest rate on the bonds of Series 2002 shall not exceed 12% per annum. The bonds of Series 2002 shall bear interest until the principal thereof shall be paid in full. Interest on the bonds of Series 2002 shall be payable to the record holder thereof on the dates that interest is payable on the IDFA Bonds.

         (c) The interest on the bonds of Series 2002 so payable on any interest payment date shall, subject to the exceptions provided in Section 3.01 of the Mortgage, as amended by said Supplemental Indenture dated April 1, 1967, be paid to the person in whose name such bond is registered on such interest payment date.

         SECTION 2.03. Bonds Issued as Collateral Security. The bonds of Series 2002 shall be issued, delivered, and pledged to, and registered in the name of, the trustee under the IDFA Indenture in order to secure and provide for, and as collateral security for, the due and punctual payment of the principal, premium, if any, and interest due from time to time on the IDFA Bonds.

         SECTION 2.04. Credit for Payments on IDFA Bonds. (a) The Company shall receive a credit against its obligation to make any payment of interest on the bonds of Series 2002, whether on an interest payment date, at maturity, upon redemption, upon acceleration or otherwise, in an amount equal to the amount, if any, paid by or for the account of the Company in respect of any corresponding payment of interest on the IDFA Bonds. So long as all the bonds of Series 2002 are pledged as described in Section 2.03, the obligation of the Company to make any payment with respect to the principal of the bonds of Series 2002 shall be credited in full if, at the time that any such payment of principal shall be due, there shall have been paid by or for the account of the Company the then due principal of all IDFA Bonds which are outstanding.

         (b) The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and premium, if any, and interest on, the bonds of Series 2002 as the same shall become due and payable has been credited in accordance with this Section 2.04 unless and until it shall have received a written notice (including a telex, telegram, telecopy or other form of written telecommunication) from the trustee under the IDFA Indenture stating that payment of the principal of, or premium, if any, or interest on, the IDFA Bonds has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

         SECTION 2.05. Execution of Bonds. The bonds of Series 2002 shall be executed on behalf of the Company by its President or one of its Vice Presidents, manually or by facsimile signature, and shall have its corporate seal affixed thereto or a facsimile of such seal imprinted thereon, attested by its Secretary or one of its Assistant Secretaries, manually or by facsimile signature, all as may be provided by resolution of the Board of Directors of the Company. In case any officer or officers whose signature or signatures, manual or facsimile, shall appear upon any bond of Series 2002 shall cease to be such officer or officers before such bond shall have been actually authenticated and delivered, such bond nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons whose signature or signatures, manual or facsimile, appear thereon had not ceased to be such officer or officers of the Company.

         SECTION 2.06. Medium and Places of Payment of Principal of, and Premium, If Any, and Interest on, Bonds; Transferability and Exchangeability. The principal of, and premium, if any, and the interest on the bonds of Series 2002 shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and such principal, premium, if any, and interest shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, and such bonds shall be transferable and exchangeable, in the manner provided in Sections 3.09 and 3.10 of the Mortgage, at said office or agency. No charge shall be made by the Company to the registered owner of any bond of Series 2002 for the registration of transfer of such bond or for the exchange thereof for bonds of the same series of other authorized denominations, except, in the case of any transfer, a charge sufficient to reimburse the Company for any stamp or other tax or governmental charge required to be paid by the Company or the Trustee.

         SECTION 2.07. Denominations and Numbering of Bonds. The bonds of Series 2002 shall be issued in the denomination of $1,000 and in such multiples of $1,000 as shall from time to time hereafter be determined and authorized by the Board of Directors of the Company or by any officer or officers of the Company authorized to make such determination, the authorization of the denomination of any bond of Series 2002 to be conclusively evidenced by the execution thereof on behalf of the Company. Bonds of Series 2002 shall each be numbered R-1 and consecutively upwards.

         SECTION 2.08. Temporary Bonds. Until definitive bonds of Series 2002 are ready for delivery, there may be authenticated and issued in lieu of any thereof and subject to all of the provisions, limitations, and conditions set forth in Section 3.11 of the Mortgage, temporary registered bonds of Series 2002 without coupons.

         SECTION 2.09. Optional Redemption of Bonds. Upon the notice and in the manner provided in the paragraph under the heading "OPTIONAL REDEMPTION" of the IDFA Bonds, the bonds of Series 2002 may be redeemed, at the option of the Company, on and after the date determined thereunder, in whole at any time or in part from time to time, at the redemption prices (expressed as percentages of the principal amount of each bond of Series 2002 or portion thereof to be redeemed) set forth therein, plus accrued interest to the redemption date.

         SECTION 2.10. Mandatory Redemption. Upon the notice and in the manner provided in the paragraphs under the heading "MANDATORY REDEMPTION" of the IDFA Bonds, the bonds of Series 2002 shall be redeemed by the Company in whole, or as provided under such paragraphs in part, at 100% of the principal amount thereof plus accrued interest to the redemption date.

         SECTION 2.11. Default Mandatory Redemption. The bonds of Series 2002 shall be redeemed promptly, without notice, by the Company in whole at 100% of the principal amount thereof plus accrued interest to the date of redemption following receipt by the Trustee of written notice from the trustee under the IDFA Indenture stating that the principal of the IDFA Bonds has been declared to be immediately due and payable as a result of an event of default under the IDFA Indenture.

                                   ARTICLE III

                              CONFIRMATION OF LIEN

         The Company, for the equal and proportionate benefit and security of the holders of all bonds at any time issued under the Mortgage, hereby confirms the lien of the Mortgage upon, and hereby grants, bargains, sells, transfers, assigns, pledges, mortgages, warrants and conveys unto the Trustees, all property of the Company and all property hereafter acquired by the Company, other than (in each case) property which, by virtue of any of the provisions of the Mortgage, is excluded from such lien, and hereby confirms the title of the Trustees (as set forth in the Mortgage) in and to all such property. Without in any way limiting or restricting the generality of the foregoing, there is specifically included within the confirmation of lien and title hereinabove expressed the property of the Company legally described on Exhibit B attached hereto and made a part hereof.

                                   ARTICLE IV

                                  MISCELLANEOUS

         The terms and conditions of this Supplemental Indenture shall be deemed to be a part of the terms and conditions of the Mortgage for any and all purposes. The Mortgage, as supplemented by the indentures supplemental thereto dated subsequent to August 1, 1944 and referred to in the first paragraph of this Supplemental Indenture, and as further supplemented by this Supplemental Indenture, is in all respects hereby ratified and confirmed.

         This Supplemental Indenture shall bind and, subject to the provisions of Article XIV of the Mortgage, inure to the benefit of the respective successors and assigns of the parties hereto.

         Although this Supplemental Indenture is dated as of May 20, 2002, it shall be effective only from and after the actual time of its execution and delivery by the Company and the Trustee on the date indicated by their respective acknowledgments hereto annexed.

         This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, Commonwealth Edison Company has caused this Supplemental Indenture to be executed in its name by its Senior Vice President and Treasurer, and its seal to be hereunto affixed and attested by one of its Assistant Secretaries, and BNY Midwest Trust Company, as Trustee under the Mortgage, has caused this Supplemental Indenture to be executed in its name by one of its Vice Presidents, and its seal to be hereunto affixed and attested by one of its Assistant Secretaries, and D.G. Donovan, as Co-Trustee under the Mortgage, has hereunto affixed his signature, all as of the day and year first above written.

                                    COMMONWEALTH EDISON COMPANY

                                    By:   /s/ J. Barry Mitchell
                                          J. Barry Mitchell
                                          Senior Vice President and Treasurer
[SEAL]

ATTEST:

/s/ Scott N. Peters
Scott N. Peters
Assistant Secretary

                                    BNY MIDWEST TRUST COMPANY

                                    By:   /s/ J. Bartolini
                                          J. Bartolini
                                          Vice President

[SEAL]

ATTEST:

/s/ C. Potter
C. Potter
Assistant Secretary

                                    /s/ D.G. Donovan
                                    D.G.  Donovan

STATE OF ILLINOIS       )
                        )
COUNTY OF COOK          )

            I, MARY L. KWILOS, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. BARRY MITCHELL, Senior Vice President and Treasurer of Commonwealth Edison Company, an Illinois corporation, one of the parties described in and which executed the foregoing instrument, and SCOTT
N. PETERS, an Assistant Secretary of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Senior Vice President and Treasurer and Assistant Secretary, respectively, and who are both personally known to me to be Senior Vice President and Treasurer and Assistant Secretary, respectively, of said corporation, appeared before me this day in person and severally acknowledged that they signed, sealed, executed and delivered said instrument as their free and voluntary act as such Senior Vice President and Treasurer and Assistant Secretary, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 23rd day of May, A.D.
2002.

                                                /s/ Mary L. Kwilos
                                                Mary L. Kwilos
                                                Notary Public

{SEAL}



My Commission expires October 26, 2005.

STATE OF ILLINOIS       )
                        )
COUNTY OF COOK          )

            I, LINDA ELLEN GARCIA, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. BARTOLINI, Vice President of BNY Midwest Trust Company, an Illinois trust company, one of the parties described in and which executed the foregoing instrument, and C. POTTER, Assistant Secretary of said trust company, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice President and Assistant Secretary, respectively, and who are both personally known to me to be a Vice President and an Assistant Secretary, respectively, of said trust company, appeared before me this day in person and severally acknowledged that they signed, sealed, executed and delivered said instrument as their free and voluntary act as such Vice President and Assistant Secretary, respectively, of said trust company, and as the free and voluntary act of said trust company, for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 23rd day of May, A.D.
2002.

                                                /s/ Linda Ellen Garcia
                                                Linda Ellen Garcia
                                                Notary Public

{SEAL}



My Commission expires September 23, 2002.

STATE OF ILLINOIS       )
                        )
COUNTY OF COOK          )

            I, LINDA ELLEN GARCIA, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that D.G. DONOVAN, one of the parties described in and which executed the foregoing instrument, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed, executed and delivered said instrument as his free and voluntary act for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this 23rd day of May, A.D.
2002.

                                                /s/ Linda Ellen Garcia
                                                Linda Ellen Garcia
                                                Notary Public

{SEAL}



My Commission expires September 23, 2002.

                                                                       EXHIBIT A
                                                                              to
                                                          Supplemental Indenture

                           COMMONWEALTH EDISON COMPANY

               First Mortgage Bond, Pollution Control Series 2002

                               Due April 15, 2013

            COMMONWEALTH EDISON COMPANY, an Illinois corporation (hereinafter called the "Company"), for value received, hereby promises to pay to __________________________, as trustee under that certain Indenture of Trust dated as of June 1, 2002 between Illinois Development Finance Authority ("IDFA") and said trustee, or registered assigns, on the fifteenth day of April, 2013, the sum of __________ Dollars, and to pay interest on said sum from the date hereof until said sum shall be paid, at a rate per annum on each day which is equal to the weighted-average interest rate borne on the IDFA Bonds (as hereinafter defined) outstanding on such date, until the principal thereof shall be paid in full, subject to Section 2.04 of the Supplemental Indenture dated as of May 20, 2002 (the "Supplemental Indenture"), executed and delivered by the Company to the Trustees (as hereinafter defined), which provides for certain credits towards payment of principal of and interest on the bonds of this Series. Interest shall accrue on the bonds of this Series from the date of issuance hereof, and the payment thereof shall be credited as provided in
Section 2.04(a) of the Supplemental Indenture unless and until the Trustee receives the notice contemplated by Section 2.04(b) of the Supplemental Indenture, whereupon the interest on the bonds of this Series shall become and remain due and payable until such time as the Trustee receives a further written notice (including a telex, telegram, telecopy or other form of written telecommunication) from the trustee under the IDFA Indenture (as hereinafter defined) stating that such payments need not continue. When interest is due and payable as described above, interest on the bonds of this Series shall be payable at the same time as interest on the IDFA Bonds and upon maturity, redemption, or acceleration of the bonds of this Series, subject to Section 2.04 of the Supplemental Indenture. The interest on each bond of this Series so payable on any interest payment date shall, subject to the exceptions provided in Section 3.01 of the Mortgage (as hereinafter defined), as amended by a supplemental indenture dated April 1, 1967, be paid to the person in whose name such bond is registered on the date of such payment. The principal of, and premium, if any, and the interest on, this bond shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

            This bond is one of the bonds of the Company, issued and to be issued in series from time to time under and in accordance with and, irrespective of the time of issue, equally and ratably secured by the Mortgage dated July 1, 1923, and indentures supplemental thereto, under which BNY Midwest Trust Company and D.G. Donovan (collectively, the "Trustees") are now the Trustees, and is one of the First Mortgage Bonds, Pollution Control Series 2002 of the

Company, the issuance of which is provided for by the Supplemental Indenture, executed and delivered by the Company to such Trustees, to which Mortgage and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders and registered owners of said bonds, of the Company and of the Trustees in respect of the security, and the terms and conditions governing the issuance and security of said bonds. The term "Mortgage," as hereinafter used, shall mean said Mortgage dated July 1, 1923, and all indentures supplemental thereto.

            With the consent of the Company and to the extent permitted by and as provided in the Mortgage, modifications or alterations of the Mortgage or of any indenture supplemental thereto and of the rights and obligations of the Company and of the holders and registered owners of the bonds may be made, and compliance with any provision of the Mortgage or any such supplemental indenture may be waived, by the affirmative vote of the holders and registered owners of not less than eighty per centum (80%) in principal amount of the bonds then outstanding under the Mortgage, and by the affirmative vote of the holders and registered owners of not less than eighty per centum (80%) in principal amount of the bonds of any series then outstanding under the Mortgage and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding under the Mortgage are so affected, but in any case excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage; subject, however, to the condition, among other conditions stated in the Mortgage, that no such modification or alteration shall be made which will permit the extension of the time or times of payment of the principal of or the interest or the premium, if any, on this bond, or the reduction in the principal amount hereof or in the rate of interest or the amount of any premium hereon, or any other modification in the terms of payment of such principal, interest or premium, which terms of payment are unconditional, or, otherwise than as permitted by the Mortgage, the creation of any lien ranking prior to or on a parity with the lien of the Mortgage with respect to any of the mortgaged property, all as more fully provided in the Mortgage.

            The bonds of this Series are subject to redemption, as provided in the Supplemental Indenture.

            In case of certain completed defaults specified in the Mortgage, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Mortgage.

            No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any successor corporation, either directly or through the Company or such successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage, all as more fully provided therein.

            This bond is transferable by the registered owner hereof, in person or by duly authorized attorney, at the office or agency of the Company in the City of Chicago, State of Illinois, upon surrender and cancellation of this bond; and thereupon a new registered bond or bonds without coupons of the same aggregate principal amount and series will, upon the payment of charges as provided in the Mortgage, be issued to the transferee in exchange herefor.

            Bonds of this Series are issuable only in registered form without coupons and in the denominations of $1,000 each and any authorized multiple thereof. As provided in the Mortgage, such bonds are exchangeable for registered bonds of the same series as between authorized denominations. Any such exchange may be made by the registered owner of any such bond or bonds upon presentation thereof for that purpose at the office or agency of the Company in the City of Chicago, State of Illinois.

            This bond shall not be entitled to any security or benefit under the Mortgage or be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the corporate Trustee, or its successor in trust under the Mortgage, of the certificate endorsed hereon.

            IN WITNESS WHEREOF, Commonwealth Edison Company has caused this bond to be executed in its name by its President or one of its Vice-Presidents, and has caused its corporate seal to be hereto affixed, attested by its Secretary or one of its Assistant Secretaries, as of the _____ day of ____________, 20___.

                                    COMMONWEALTH EDISON COMPANY

[SEAL]

                                    By:
                                        ______________________________
                                                President

ATTEST:

__________________________
      Secretary


                     (General Form of Trustee's Certificate)

            This bond is one of the bonds of the series designated herein, referred to and described in the within mentioned Supplemental Indenture dated as of May 20, 2002.

                                    BNY MIDWEST TRUST COMPANY

                                    By:
                                        ______________________________
                                          Authorized Officer

Illinois Commerce Commission Identification No.
                                                _______

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

            TEN COM -   as tenants in common
            TEN ENT -   as tenants by the entireties
            JT TEN  -   as joint tenants with right of survivorship and not as
                        tenants in common

            UNIF GIFT MIN ACT - _________ Custodian _____________
                                   (Cust)            (Minors)
                                   under   Uniform   Gifts   to   Minors   Act
                                    _________________________________
                                          (State)

                  Additional abbreviations may also be used though not in the above list.

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

Dated:
       __________________           ____________________________________________

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.